UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 5, 2007

SFG FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-13635	13-3208094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue, New York, NY 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 705 - 4201

255 Executive Drive, Suite 408, Plainview, New York 11803
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

Commencing on November 5, 2007, SFG Financial Corporation (the “Company”), has moved its principal executive offices to 300 Park Avenue, 17th Floor, New York, NY 10022. The lease terminates on February 29, 2008 and requires a monthly payment of $6,313.00.

As of November 5, 2007, the Company no longer occupies its former offices at 255 Executive Drive, Suite 408, Plainview, New York 11803

Item 9.01  Financial Statements and Exhibits.

None.

SIGNATURE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SFG FINANCIAL CORPORATION

	By:	/s/ LEONARD NEUHAUS
Leonard Neuhaus
President and CEO

Dated: November 8, 2007